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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K
                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report - August 5, 1998
                     (Date of earliest event reported)



                             ALLIEDSIGNAL INC.
           (Exact name of Registrant as specified in its Charter)


Delaware                        001-08974                 22-2640650
(State or other         (Commission File Number)       (I.R.S. Employer
jurisdiction                                        Identification Number)
of incorporation)


101 Columbia Road, P.O. Box 4000, Morristown, New Jersey        07962-2497
(Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code: (973) 455-2000


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ITEM 5.     OTHER EVENTS.

     On August 4, 1998, AlliedSignal Inc. announced its intention to commence, within five business days, a tender offer for all of the outstanding shares of AMP Incorporated at $44.50 per share or approximately $9.8 billion in the aggregate.

ITEM 7.     EXHIBITS.

Exhibit No. Description
----------  -----------

99.1        Text  of  Press  Release,  dated  August  4,  1998,  issued  by
            AlliedSignal Inc.

99.2 Presentation to Analysts, August 4, 1998, used by AlliedSignal Inc. related to the proposed merger.

99.3 Complaint, dated August 4, 1998, filed in the United States District Court for the Eastern District of Pennsylvania by AlliedSignal Corporation regarding AlliedSignal Corporation v. AMP, Inc. (C.A. No. 98-CV-4058).


                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 1998                AlliedSignal Inc.
                                    (Registrant)

                                    By:  /s/ Richard F. Wallman
                                         ----------------------
                                         Richard F. Wallman
                                         Senior Vice President and
                                         Chief Financial Officer



                               Exhibit Index
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Exhibit No. Description
----------  -----------

99.1        Text  of  Press  Release,  dated  August  4,  1998,  issued  by
            AlliedSignal Inc.

99.2 Presentation to Analysts, August 4, 1998, used by AlliedSignal Inc. related to the proposed merger.

99.3 Complaint, dated August 4, 1998, filed in the United States District Court for the Eastern District of Pennsylvania by AlliedSignal Corporation regarding AlliedSignal Corporation v. AMP, Inc. (C.A. No. 98-CV-4058).